Deutsche Bank Global Auto Industry Conference January 13, 2015 Exhibit 99.1

Rodney O’Neal Chief Executive Officer and President

Forward-looking statements 3 This presentation, as well as other statements made by Delphi Automotive PLC (the “Company”), contain forward- looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

Disciplined and balanced growth Outstanding customer satisfaction Operating model with significant leverage Global scale with regional capabilities Solutions for our customers’ challenges Competitive advantages Advanced technologies Global footprint Industry-leading cost structure Flawless operating execution Diversified business model 4

Kevin Clark Chief Operating Officer

2014 highlights 6 Increased shareholder value • Disciplined top-line expansion • Rotated Western European footprint • Reduced South American cost structure • Accelerated the introduction of new technologies • Expanded margins and increased earnings and cash flow • Returned significant cash to shareholders

2015 environment 7 Overall market dynamics are positive • Underlying trends in vehicle production remain positive • Continued strong demand for reduced CO2 emissions • Increased demand for Active Safety solutions • Continued increase in vehicle electrification • FX rates resulting in headwinds

Disciplined revenue growth Expand margins Increased returns • Accelerate introduction of market relevant technologies • Continue rotation to high growth regions • Further diversify customer base and platform mix • Continue footprint rotation to best cost countries • Integrate our enterprise operating system • Increase operating leverage • Maintain investment grade balance sheet • Increase investment in organic and acquisition growth • Continue to return cash to shareholders 8 Increase shareholder value 2015 priorities remain unchanged

9 2015 priorities Disciplined revenue growth Showcased our advanced technology solutions at 2015 CES

10 Margin expansion drivers EBIT margin expansion1 1. Adjusted for restructuring charges, acquisition-related integration costs and asset impairment costs Note: 2014 and 2015 data represents the midpoint of current Delphi guidance 10.4% 10.8% 11.2% 11.8% 12.4% 2011 2012 2013 2014E 2015E • Acceleration of disciplined revenue growth • Acquisition integration • Launch of innovative products • Continued footprint rotation • Enterprise-wide EOS • Flawless execution 2015 priorities Expand margins Consistent improvement in operating leverage

2015 priorities Increased returns 11 • Maintain investment grade ratings • Disciplined re-investment in business to drive growth • Pursue value enhancing acquisitions • Continue to return cash to shareholders – Board authorized a new $1.5 billion share repurchase program Driving additional shareholder value

~$200 ~$400 ~$1,300 ~$700 2011 2012 2013 2014 Share repuchases Dividends 81% 251% S&P 500 DLPH Total shareholder returns* IPO – Q4 2014 Share repurchases and dividends ($ millions) *Total shareholder returns is defined as capital gains plus dividends 12 ~$2.6 billion returned to shareholders since 2011 2015 priorities Increased returns Cash deployment contributing to strong shareholder returns

Mark Murphy Chief Financial Officer and Executive Vice President

Update on 2014 • Global vehicle production increased 2% • Revenue impacted by currency and select market weakness • Strong margin expansion on solid operating performance • Delivered double digit EPS growth • Continued return of cash to shareholders Another year of record performance 14

Source: December 2014 IHS Automotive and Delphi internal estimates Note: Includes medium/heavy duty trucks 2015 guidance assumptions 15 • Global market growth ~2% – North America ~3% – Europe ~2% – China ~7% – South America Flat • Euro 1.20 Continued industry volume growth

16 2015 guidance impacted by currency 1. Average actual 2014 FX rates 2. Adjusted for restructuring and acquisition-related integration costs (millions, except per share amounts) Reported revenue Reported growth % $17,900 - $18,300 5% - 7% $17,100 - $17,500 1% - 3% Operating income2 Operating margin $2,200 - $2,300 12.3% - 12.6% $2,100 - $2,200 12.3% - 12.6% EPS2 $5.55 - $5.85 $5.25 - $5.55 Average share count 298 298 Cash flow before financing ~$1,300 ~$1,200 Tax rate ~17% ~17% @ 2015 FX rates @ 2014 FX rates1 ~4 points over market

Why invest in Delphi Well positioned with advanced technology solutions Significant global scale Industry-leading cost structure Track record of flawless operating execution Balanced and disciplined capital allocation 17 Delivering industry-leading shareholder returns

19 2013 Net income attributable to Delphi $1,212 Income tax expense $256 Interest expense $143 Other expense, net $18 Noncontrolling interest $89 Equity income, net of tax ($34) Restructuring $145 Asset impairments - Acquisition-related integration costs $15 Adjusted operating income $1,844 Revenue $16,463 Adjusted operating income margin 11.2% The company’s full year 2014 and 2015 guidance was determined using a consistent manner and methodology Non-US GAAP financial metrics ($ millions)

20 2013 Net income attributable to Delphi $1,212 Adjusting items Restructuring charges $145 Acquisition-related integration costs $15 Acquisition-related advisory and transaction costs - Asset impairments - Debt extinguishment costs $39 Tax impact of adjusting items (a) ($40) Adjusted net income attributable to Delphi $1,371 Weighted average number of diluted shares outstanding 311.8 Diluted net income per share attributable to Delphi $3.89 Adjusted net income per share $4.40 (a) Represents the income tax impacts of the adjustments made for restructuring charges, acquisition-related integration costs, acquisition-related advisory and transaction costs, asset impairments and debt extinguishment costs, by calculating the income tax impact of these items using the appropriate tax rate for the jurisdiction where the charges were incurred The company’s full year 2014 and 2015 guidance was determined using a consistent manner and methodology Non-US GAAP financial metrics ($ millions, except per share amounts)